Supplement dated March 16, 1999 to

Putnam U.S. Government Income Trust (the "fund")
Statement of Additional Information dated January 30, 1999

The   18th   paragraph   under   the   heading   "Investment
Restrictions" is replaced by the following:

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Investment Management, Inc., acquire more than 50% of the outstanding voting securities of any issuer.

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